UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026

SUNSHINE BIOPHARMA INC.

(Exact name of registrant as specified in its charter)

Colorado	001-41282	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

333 Las Olas Way, CU4 Suite 433

Fort Lauderdale, FL 33301

(Address of principal executive offices) (Zip Code)

(954) 330-6684

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered

Common Stock, par value $0.001	SBFM	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	SBFMW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 20, 2026, Sunshine Biopharma Inc. (the “Company”) entered into an At-The-Market Issuance Sales Agreement (the “Sales Agreement”) with Aegis Capital Corp. (the “Agent”), under which the Company may, from time to time, sell shares of the Company’s common stock, for an aggregate offering price of up to $4,000,000, in “at-the-market” offerings through or to the Agent, as exclusive sales agent. Subject to the terms and conditions of the Sales Agreement and the applicable placement notice, sales of our common stock may be made by any method permitted by law deemed to be an “at-the-market offering” as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on or through the Nasdaq Capital Market or any other existing trading market for our common stock. The Agent will receive a commission from the Company of 3.0% of the gross proceeds from the sale of any shares of common stock under the Sales Agreement, in addition to reimbursement of certain expenses.

The Company is not obligated to sell, and the Sales Agent is not obligated to buy or sell, any shares of common stock under the Sales Agreement. No assurance can be given that the Company will sell any shares of common stock under the Sales Agreement, or, if it does, as to the price or amount of shares of common stock that it sells or the dates when such sales will take place.

Pursuant to the Sales Agreement, the Company agreed to indemnify the Agent against certain liabilities, including under the Securities Act, and the Securities Exchange Act of 1934, as amended, and to contribute to payments that the Agent may be required to make because of such liabilities. The Company and the Agent may each terminate the Sales Agreement as provided in the Sales Agreement.

The shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-284142), filed with the Securities and Exchange Commission (the “SEC”) on January 6, 2025, and declared effective on January 15, 2025, and a prospectus supplement to be filed with the SEC on July 20, 2026.

The description of the material terms of the Sales Agreement above is qualified in its entirety by reference to the full text of the Sales Agreement filed as Exhibit 10.1 to this report.

A copy of the opinion of Hart & Hart, LLC relating to the validity of the shares of common stock that may be sold pursuant to the Sales Agreement is filed as Exhibit 5.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Hart & Hart, LLC
10.1	At-The-Market Issuance Sales Agreement, dated July 20, 2026
23.1	Consent of Hart & Hart, LLC (included in Exhibit 5.1)
104	Cover Page Interactive Data File (formatted in Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2026	SUNSHINE BIOPHARMA INC.

By: /s/ Dr. Steve N. Slilaty
Name: Dr. Steve N. Slilaty Title: Chief Executive Officer

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